UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2022

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.    Entry into a Material Definitive Agreement
On January 20, 2022, Ellington Financial Inc. (the “Company”) and Ellington Financial Management LLC, the Company’s manager, entered into separate equity distribution agreements (each an “Agreement” and collectively, the “Agreements”) with each of B. Riley Securities, Inc., Piper Sandler & Co., and JonesTrading Institutional Services LLC (each an “Agent” and together the “Agents”) relating to the offer and sale of shares of the Company’s (i) 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), and (ii) 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Offered Stock”). In accordance with the terms of the Agreements, the Company may offer and sell shares of Offered Stock having a maximum aggregate gross sales price of up to $100,000,000 (the “Shares”), from time to time, through the Agents.
Pursuant to the Agreements, the Shares may be offered and sold through the Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or in negotiated transactions. Each Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through it under the applicable Agreement. The Company has no obligation to sell any of the Shares under the Agreements and may at any time suspend solicitations and offers under the Agreements.
The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-254762). The Company has filed a prospectus supplement, dated January 20, 2022, to the prospectus, dated April 9, 2021, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Shares from time to time in the future.
The Agents and their affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commissions for such services.
The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the form of the Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
In connection with the filing of the form of the Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Vinson & Elkins L.L.P., with respect to the legality of the Shares.
This Current Report on Form 8-K (this “Report”) shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Amendment to Operating Agreement of Operating Partnership
In connection with the Agreements relating to the offer and sale of the Shares, the Limited Liability Company Operating Agreement of Ellington Financial Operating Partnership LLC (the “Operating Partnership”) was amended to provide for the issuance of up to (i) 8,600,000 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”) and (ii) 8,800,000 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series B Preferred Units” and, together with the Series A Preferred Units, the “Units”). Such amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company will contribute the net proceeds from the sale of Shares, if any, to the Operating Partnership in exchange for the same number of Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. The Series B Preferred Units have economic terms that mirror the terms of the Series B Preferred Stock. The issuance of the Units is exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2022, the Company filed with the Secretary of State of the State of Delaware (i) a Certificate of Amendment (the “Series A Certificate of Amendment”) of Certificate of Designations of 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock of Ellington Financial Inc. to designate 4,000,000 shares of the Company’s authorized preferred stock as additional shares of Series A Preferred Stock, with the designations, powers, rights, preferences, qualifications, limitations and restrictions as set forth in the Certificate of Designations filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed with the SEC on October 21, 2019 (the “Series A Certificate of Designations”) and (ii) a Certificate of Amendment (the “Series B Certificate of Amendment”) of Certificate of Designations of 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock of Ellington Financial Inc. to designate 3,740,000 shares of the Company’s authorized preferred stock as additional shares of Series B Preferred Stock, with the designations, powers, rights, preferences, qualifications, limitations and restrictions as set forth in the Certificate of Designations filed as Exhibit 3.4 to the Company’s Registration Statement on Form 8-A, filed with the SEC on December 10, 2021 (the “Series B Certificate of

Designations”). The Series A Certificate of Amendment and the Series B Certificate of Amendment became effective upon filing on January 20, 2022, and upon such effectiveness, the Company was authorized to issue an aggregate of 8,600,000 shares of Series A Preferred Stock and an aggregate of 8,800,000 shares of Series B Preferred Stock.
A copy of the Series A Certificate of Amendment is filed as Exhibit 3.1 to this Report, and the information in the Series A Certificate of Designations is incorporated into this Item 5.03 by reference. A copy of the Series B Certificate of Amendment is filed as Exhibit 3.2 to this Report, and the information in the Series B Certificate of Designations is incorporated into this Item 5.03 by reference. The description of the terms of the Series A Certificate of Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the Series A Certificate of Designations. The description of the terms of the Series B Certificate of Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.2 hereto and the Series B Certificate of Designations.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “may,” “expect,” “project,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions Our results can fluctuate from month to month depending on a variety of factors, some of which are beyond our control and/or are difficult to predict, including, without limitation, changes in interest rates, changes in mortgage default rates and prepayment rates, and other changes in market conditions and economic trends, including the ongoing spread and economic effects of the novel coronavirus (COVID-19). Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, as amended, which can be accessed through the link to our SEC filings under “For Our Shareholders” on our website (www.ellingtonfinancial.com) or at the SEC’s website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.
1.1    Form of Equity Distribution Agreement
3.1    Certificate of Amendment of Certificate of Designations of 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock of Ellington Financial Inc.
3.2    Certificate of Amendment of Certificate of Designations of 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock of Ellington Financial Inc.
5.1    Opinion of Vinson & Elkins L.L.P. as to the legality of the common shares
10.1    Third Amendment to Limited Liability Company Operating Agreement of Ellington Financial Operating Partnership LLC, by and between the Company, Ellington Financial Operating Partnership LLC and EMG Holdings, L.P., dated as of January 1, 2013
23.1    Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	January 20, 2022	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer